RIDGEWORTH FUNDS
Supplement dated July 20, 2009 to the
RidgeWorth Funds Prospectuses Dated August 1, 2008
for the C Shares of the
RidgeWorth Aggressive Growth Stock Fund
RidgeWorth Emerging Growth Stock Fund
RidgeWorth Georgia Tax-Exempt Bond Fund
RidgeWorth High Grade Municipal Bond Fund
RidgeWorth High Income Fund
RidgeWorth International Equity 130/30 Fund
RidgeWorth International Equity Fund
RidgeWorth International Equity Index Fund
RidgeWorth Investment Grade Bond Fund
RidgeWorth Investment Grade Tax-Exempt Bond Fund
RidgeWorth Large Cap Quantitative Equity Fund
RidgeWorth Maryland Municipal Bond Fund
RidgeWorth North Carolina Tax-Exempt Bond Fund
RidgeWorth Real Estate 130/30 Fund
RidgeWorth Seix Global Strategy Fund
RidgeWorth Seix High Yield Fund
RidgeWorth U.S. Equity 130/30 Fund
RidgeWorth Virginia Intermediate Municipal Bond Fund
(together, the “Funds”)
Effective at the close of business on July 31, 2009, C Shares of the Funds are converting into A Shares and R Shares as presented in the table below and will no longer be available for purchase.

Fund	C Shares Conversion Into	A Shares Ticker	A Shares CUSIP
Aggressive Growth Stock Fund	A Shares	SAGAX	76628R201
Emerging Growth Stock Fund	A Shares	SCEAX	76628R805
Georgia Tax-Exempt Bond Fund	A Shares	SGTEX	76628R128
High Grade Municipal Bond Fund	A Shares	SFLTX	76628T207
International Equity 130/30 Fund	A Shares	SIELX	76628R862
International Equity Fund	A Shares	SCIIX	76628R839
International Equity Index Fund	A Shares	SIIIX	76628R797
Investment Grade Tax-Exempt Bond Fund	A Shares	SISIX	76628T835
Large Cap Quantitative Equity Fund	A Shares	SQEAX	76628R698
Maryland Municipal Bond Fund	A Shares	SMMAX	76628T736
North Carolina Tax-Exempt Bond Fund	A Shares	SNCIX	76628T694
Real Estate 130/30 Fund	A Shares	SREGX	76628R565
Seix Global Strategy Fund	A Shares	CGSAX	76628T199
U.S. Equity 130/30 Fund	A Shares	SUEAX	76628R433
Virginia Intermediate Municipal Bond Fund	A Shares	CVIAX	76628T413

Fund	C Shares Conversion Into	R Shares Ticker	R Shares CUSIP
High Income Fund	R Shares	STHIX	76628T603
Investment Grade Bond Fund	R Shares	SCIGX	76628T850
Seix High Yield Fund	R Shares	HYLSX	76628T629
The total annual operating expenses of the Funds’ A Shares and R Shares are lower than the total annual operating expenses of the Funds’ C Shares. Please refer to the RidgeWorth Funds’ upcoming August 1, 2009 prospectus for detailed information on the A and R Shares’ operating expenses. In addition, the conversion of your C Shares to A Shares or R Shares, as applicable, will not be a taxable event.
For those shareholders who purchase C Shares less than one year before the conversion, the C Shares’ one-year holding period and the corresponding contingent deferred sales charge (“CDSC”) imposed on the sale of those shares will continue to apply after the shares are converted to A Shares or R Shares. Therefore, your converted shares will continue to be subject to the CDSC if you sell the shares before the one-year holding period has ended. Please refer to your prospectus for more information about the CDSC.
For those shareholders converting to A Shares, each purchase of a Fund’s A Shares after July 31, 2009 (excluding reinvested dividends and capital gains) will be effected at the offering price for that Fund’s A Shares. The offering price is the net asset value next calculated after the Fund has received your request in the proper form plus the applicable front-end sales charge (a maximum of 5.75%). Please refer to your prospectus for information regarding front-end sales charges.
For those shareholders converting to R Shares, each purchase of a Fund’s R Shares after July 31, 2009 will be made at the net asset value, without any sales charge, for the R Shares of that Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP-118

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